SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: June 8, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-9)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-9. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-9 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-9 REMIC Pass-Through Certificates.

      On June 28, 2001, CMSI is to transfer to the Trustee Mortgage Loans
(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before June 1, 2001) as of June 1, 2001 of $255,403,907.34. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of June 1, 2001 was 606. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of June 1, 2001 was 7.271%. The weighted average remaining term to stated maturity of the Mortgage Loans as of June 1, 2001 was 357.62 months. All Mortgage Loans have original maturities of at least 15 but no more than 30 years. None of the Mortgage Loans were originated prior to March 1, 1999 or after June 1, 2001. The weighted average original term to stated maturity of the Mortgage Loans as of June 1, 2001 was 359.38 months.

      None of the Mortgage Loans has a scheduled maturity later than June 1, 2031. Each Mortgage Loan had an original principal balance of not less than $63,995 nor more than $1,071,740. Mortgage Loans having an aggregate Adjusted Balance of $9,542,443 as of June 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of June 1, 2001 was 70.3%. No more than $2,676,117 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 99% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 1% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 58% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 4;

      2.    such loans have an aggregate Adjusted Balance of $1,012,868;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80.0%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 98.1%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.750%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $27,080,661 and $228,323,246, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.786% and 7.328%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.10 months and 357.57 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of June 1, 2001.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

1999                                  1                             $528,580

2000                                 23                           $7,059,542

2001                                582                         $247,815,785


Total                               606                         $255,403,907
                                    ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     558                         $235,056,452

Multi-family Dwellings*               8                           $4,246,522

Townhouses                           16                           $7,522,022

Condominium Units (one to four       11                           $3,401,984
stories high)

Condominium Units (over four          3                           $1,141,771
stories high)

Cooperative Units                    10                           $4,035,156


Total                               606                         $255,403,907
                                    ===                         ============


-----------

*   Multi-family dwellings are 2-family and 4-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            598                         $251,157,385

2-family                              7                           $3,606,276

4-family                              1                             $640,247


Total                               606                         $255,403,907
                                    ===                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    9                             $935,267

$150,000 through $199,999             2                             $372,995

$200,000 through $249,999             0                                   $0

$250,000 through $299,999            49                          $14,405,135

$300,000 through $349,999           135                          $43,990,757

$350,000 through $399,999           132                          $49,678,711

$400,000 through $449,999            89                          $37,922,133

$450,000 through $499,999            73                          $34,801,690

$500,000 through $549,999            36                          $18,816,190

$550,000 through $599,999            19                          $10,943,462

$600,000 through $649,999            25                          $15,742,293

$650,000 through $699,999            25                          $17,187,798

$700,000 through $749,999             2                           $1,494,742

$750,000 through $799,999             1                             $798,748

$800,000 through $849,999             3                           $2,497,028

$850,000 through $899,999             1                             $870,737

$900,000 through $949,999             2                           $1,897,771

$950,000 through $999,999             1                             $978,428

$1,000,000 and over                   2                           $2,070,021


Total                               606                         $255,403,907
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.250% - 6.500%                       8                           $3,005,787

6.501% - 7.000%                     117                          $48,574,609

7.001% - 7.500%                     400                         $172,291,940

7.501% - 8.000%                      72                          $29,732,687

8.001% - 8.500%                       7                           $1,651,467

8.501% - 9.000%                       1                              $63,842

9.001% - 9.375%                       1                              $83,576


Total                               606                         $255,403,907
                                    ===                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    150                         $67,288,713

65.001% - 75.000%                   177                         $75,785,298

75.001% - 80.000%                   254                        $102,787,454

80.001% - 85.000%                     4                          $2,211,454

85.001% - 90.000%                    20                          $7,031,223

90.001% - 95.000%                     1                            $299,766


Total                               606                        $255,403,907
                                    ===                        ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                          $1,066,816
Arizona                              15                          $5,972,211
Arkansas                              3                          $1,159,353
California                          211                         $92,001,279
Colorado                             18                          $7,654,157
Connecticut                          19                          $8,708,943
Delaware                              2                          $1,093,913
District of Columbia                  3                          $1,374,694
Florida                               8                          $3,103,331
Georgia                              44                         $17,279,203
Idaho                                 4                          $1,439,428
Illinois                             12                          $4,908,176
Indiana                               1                            $337,137
Iowa                                  1                            $362,102
Kansas                                2                            $729,421
Louisiana                             1                            $370,274
Maine                                 1                            $467,000
Maryland                             24                         $10,417,585
Massachusetts                        19                          $7,566,220
Michigan                              5                          $1,723,535
Minnesota                             5                          $2,446,338
Missouri                              8                          $3,106,116
Nevada                                1                            $429,656
New Jersey                           28                         $11,764,256
New Mexico                            3                          $1,373,929
New York                             32                         $13,389,344
North Carolina                       20                          $8,161,271
Ohio                                  1                            $424,451
Oregon                                2                            $669,697
Pennsylvania                          7                          $2,920,742
South Carolina                        5                          $1,674,766
Tennessee                             8                          $4,155,347
Texas                                28                         $12,192,684
Utah                                  4                          $1,572,147
Vermont                               1                             $83,576
Virginia                             38                         $15,731,986
Washington                           19                          $7,572,822

Total                               606                        $255,403,907
                                    ===                        ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: June 8, 2001